GAMCO Global Series Funds, Inc.

The GAMCO Global Telecommunications Fund

The GAMCO Global Growth Fund

The GAMCO Global Opportunity Fund

The Gabelli Global Rising Income and Dividend Fund

(each a “Fund” and collectively, the “Funds”)

One Corporate Center

Rye, New York 10580-1422

800-GABELLI

(800-422-3554)

fax: 914-921-5118

website: www.gabelli.com

e-mail: info@gabelli.com

Questions?

Call 800-GABELLI

or your investment representative.

GAMCO

Global

Series

Funds,

Inc. (the “Company”)

Fund	Class	Ticker Symbol
The GAMCO Global	A	GTCAX
Telecommunications	C	GTCCX
Fund	I	GTTIX

The GAMCO Global	A	GGGAX
Growth Fund	C	GGGCX
	I	GGGIX

The GAMCO Global	A	GOCAX
Opportunity Fund	C	GGLCX
	I	GLOIX

The Gabelli Global Rising	A	GAGAX
Income and Dividend	C	GACCX
Fund	I	GAGIX

PROSPECTUS

April 30, 2015

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

The GAMCO GLOBAL TELECOMMUNICATIONS FUND (the “Global Telecommunications Fund”)

Investment Objectives

The Global Telecommunications Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Telecommunications Fund.

Fees and Expenses of the Global Telecommunications Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Telecommunications Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.36%	0.36%	0.36%

Total Annual Fund Operating Expenses	1.61%	2.36%	1.36%

Expense Example

This example is intended to help you compare the cost of investing in the Global Telecommunications Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Telecommunications Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Telecommunications

Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class C Shares	$339	$736	$1,260	$2,696
Class I Shares	$138	$431	$745	$1,635

You would pay the following expenses if you did not redeem your shares of the Global Telecommunications Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$729	$1,054	$1,401	$2,376
Class C Shares	$239	$736	$1,260	$2,696
Class I Shares	$138	$431	$745	$1,635

Portfolio Turnover

The Global Telecommunications Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Telecommunications Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Telecommunications Fund’s performance. During the most recent fiscal year, the Global Telecommunications Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Telecommunications Fund will invest at least 80% of its net assets in common stocks of companies in the telecommunications industry which Gabelli Funds, LLC, the Global Telecommunications Fund’s investment adviser (the “Adviser”), believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Telecommunications Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Telecommunications Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof. In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management.

The telecommunications companies in which the Global Telecommunications Fund may invest are engaged in the following products or services: regular telephone service throughout the world; wireless communications services and equipment, including cellular telephone, microwave, and satellite communications, paging, and other emerging wireless technologies; equipment and services for both data and voice transmission, including computer hardware and software; electronic components and communications equipment; video conferencing; electronic mail; local and wide area networking, and linkage of data and word processing systems; publishing and information systems; video text and teletext;

emerging technologies combining television, telephone, and computer systems; broadcasting, including television and radio via VHF, UHF, satellite, and microwave transmission, and cable television.

Principal Risks

You May Want to Invest in the Global Telecommunications Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Telecommunications Fund’s share price will fluctuate with changes in the market value of the Global Telecommunications Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Telecommunications Fund is not guaranteed; you may lose money by investing in the Global Telecommunications Fund. When you sell Global Telecommunications Fund shares, they may be worth less than what you paid for them.

Investing in the Global Telecommunications Fund involves the following risks:

•	Concentration Risk. The Global Telecommunications Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Telecommunications Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.     Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Industry Risk.    The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Telecommunications Fund holds, then the value of the Global Telecommunications Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Telecommunications Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Telecommunications Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Telecommunications Fund by showing changes in the Global Telecommunications Fund’s performance from year to year and by showing how the Global Telecommunications Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Telecommunications Fund’s past performance (before and after taxes) does not predict how the Global Telecommunications Fund will perform in the future. Updated information on the Global Telecommunications Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL TELECOMMUNICATIONS FUND (Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 18.09% (quarter ended June 30, 2009), and the lowest return for a quarter was (17.47)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2014 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Telecommunications Fund Class A Shares
Return Before Taxes	(6.97)%	5.89%	4.46%
Return After Taxes on Distributions	(7.65)%	5.63%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	(3.14)%	4.85%	3.75%
Class C Shares Return Before Taxes	(3.02)%	6.36%	4.28%
Class I Shares (first issued on 1/11/08) Return Before Taxes	(1.06)%	7.43%	5.26%
MSCI AC World Telecommunication Services Index (reflects no deduction for fees, expenses, or taxes)	(1.53)%	7.98%	5.98%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	4.16%	9.17%	6.09%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Telecommunications Fund, which are not offered in this Prospectus. All classes of the Global Telecommunications Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Global Telecommunications Fund.

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Global Telecommunications Fund since 1993. Sergey Dluzhevskiy, CPA, CFA, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2006. Evan Miller, CFA, research analyst with the Adviser, has served as Associate Portfolio Manager of the Global Telecommunications Fund since 2002.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Global Telecommunications Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Telecommunications Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Global Telecommunications Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Global Telecommunications Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Telecommunications Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Telecommunications Fund and its related companies may pay the intermediary for the sale of Global Telecommunications Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Telecommunications Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GAMCO GLOBAL GROWTH FUND

(the “Global Growth Fund”)

Investment Objectives

The Global Growth Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Growth Fund.

Fees and Expenses of the Global Growth Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Growth Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(1)	1.72%	2.47%	1.47%
Fee Waiver and/or Expense Reimbursement(1)	—	—	(0.47)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.72%	2.47%	1.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Class I Shares to the extent necessary to maintain the Total Amended Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00%. Under this same arrangement, the Global Growth Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Growth Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for Class I Shares after giving effect to the repayment. This arrangement is in effect until May 1, 2016, and may be terminated only by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Global Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Growth Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	$350	$770	$1,316	$2,806
Class I Shares	$102	$419	$758	$1,717

You would pay the following expenses if you did not redeem your shares of the Global Growth Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$740	$1,086	$1,455	$2,488
Class C Shares	$250	$770	$1,316	$2,806
Class I Shares	$102	$419	$758	$1,717

Portfolio Turnover

The Global Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Growth Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Global Growth Fund’s performance. During the most recent fiscal year, the Global Growth Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Growth Fund will invest at least 65% of its total assets in common stocks of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Global Growth Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Growth Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

To achieve the Global Growth Fund’s primary objective of capital appreciation, the Adviser employs a disciplined investment program focusing on the globalization and interactivity of the world’s market place. The Global Growth Fund invests in companies at the forefront of accelerated growth.

The Global Growth Fund invests primarily in common stocks of foreign and domestic mid-capitalization and large-capitalization issuers. In addition to growth rates, stock valuation levels are important in the stock selection process as the Global Growth Fund seeks stocks that are attractively priced relative to their projected growth rates. The Global Growth Fund seeks to build a portfolio diversified by geographic region, industry sectors and individual issues within industry sectors. The Global Growth Fund invests primarily in developed markets but may invest in emerging markets as well. The Global Growth Fund invests in companies with a wide range in market capitalizations, from small to large.

Principal Risks

You May Want to Invest in the Global Growth Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Growth Fund’s share price will fluctuate with changes in the market value of the Global Growth Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Growth Fund is not guaranteed; you may lose money by investing in the Global Growth Fund. When you sell Global Growth Fund shares, they may be worth less than what you paid for them.

Investing in the Global Growth Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Growth Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Growth Fund holds, then the value of the Global Growth Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Growth Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Growth Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Growth Fund by showing changes in the Global Growth Fund’s performance from year to year and by showing how the Global Growth Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Growth Fund’s past performance (before and after taxes) does not predict how the Global Growth Fund will perform in the future. Updated information on the Global Growth Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL GROWTH FUND

(Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would be less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 21.12% (quarter ended June 30, 2009), and the lowest return for a quarter was (24.15)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2014 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Growth Fund Class A Shares
Return Before Taxes	(2.07)%	10.24%	6.94%
Return After Taxes on Distributions	(3.60)%	9.31%	6.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.12%	8.14%	5.62%
Class C Shares Return Before Taxes	2.12%	10.72%	6.77%
Class I Shares (first issued on 1/11/08) Return Before Taxes	4.32%	11.87%	7.79%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	4.16%	9.17%	6.09%
Lipper Global Large Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	2.79%	10.67%	7.14%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Growth Fund, which are not offered in this Prospectus. All classes of the Global Growth Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Growth Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. Actual after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Global Growth Fund.

The Portfolio Managers. Messrs. Caesar M.P. Bryan, Senior Vice President of the Adviser, and Howard F. Ward, CFA, Director — Growth Products of the Adviser, have served as portfolio managers of the Global Growth Fund since 1994.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Global Growth Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Growth Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Global Growth Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Global Growth Fund expects that distributions will generally be taxable as ordinary income or long-term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Growth Fund and its related companies may pay the intermediary for the sale of Global Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Growth Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GAMCO GLOBAL OPPORTUNITY FUND

(the “Global Opportunity Fund”)

Investment Objectives

The Global Opportunity Fund primarily seeks to provide investors with appreciation of capital. Current income is a secondary objective of the Global Opportunity Fund.

Fees and Expenses of the Global Opportunity Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Opportunity Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you are deducted from Fund assets):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.47%	1.46%	1.46%

Total Annual Fund Operating Expenses(1)	2.72%	3.46%	2.46%
Fee Waiver and/or Expense Reimbursement(1)	(0.72)%	(0.71)%	(1.46)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.00%	2.75%	1.00%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the Global Opportunity Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, and 1.00% for Class A, Class C, and Class I Shares, respectively. Under this same arrangement, the Global Opportunity Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the Global Opportunity Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.00% for Class A, Class C, and Class I Shares, respectively, after giving effect to the repayments. This arrangement is in effect until May 1, 2016 and may be terminated only by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in the Global Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Global Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Global Opportunity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,307	$1,872	$3,401
Class C Shares	$378	$997	$1,737	$3,692
Class I Shares	$102	$627	$1,179	$2,685

You would pay the following expenses if you did not redeem your shares of the Global Opportunity Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$766	$1,307	$1,872	$3,401
Class C Shares	$278	$997	$1,737	$3,692
Class I Shares	$102	$627	$1,179	$2,685

Portfolio Turnover

The Global Opportunity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Global Opportunity Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Global Opportunity Fund’s performance. During the most recent fiscal year, the Global Opportunity Fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Global Opportunity Fund will invest at least 65% of its total assets in common stock of companies which the portfolio manager believes are likely to have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued.

The Global Opportunity Fund invests primarily in common stocks of foreign and domestic small-capitalization, mid-capitalization, and large-capitalization issuers. As a “global” fund, the Global Opportunity Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of the Global Opportunity Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

Principal Risks

You May Want to Invest in the Global Opportunity Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The Global Opportunity Fund’s share price will fluctuate with changes in the market value of the Global Opportunity Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Your investment in the Global Opportunity Fund is not guaranteed; you may lose money by investing in the Global Opportunity Fund. When you sell Global Opportunity Fund shares, they may be worth less than what you paid for them.

Investing in the Global Opportunity Fund involves the following risks:

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Global Opportunity Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Management Risk.    If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Global Opportunity Fund holds, then the value of the Global Opportunity Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Global Opportunity Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Global Opportunity Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Smaller Capitalization Risk.    Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because such companies generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Global Opportunity Fund by showing changes in the Global Opportunity Fund’s performance from year to year and by showing how the Global Opportunity Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. As with all mutual funds, the Global Opportunity Fund’s past performance (before and after taxes) does not predict how the Global Opportunity Fund will perform in the future. Updated information on the Global Opportunity Fund’s results can be obtained by visiting www.gabelli.com.

GLOBAL OPPORTUNITY FUND

(Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the Global Opportunity Fund’s returns would be less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 19.82% (quarter ended June 30, 2009), and the lowest return for a quarter was (19.56)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the years ended December 31, 2014 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
Global Opportunity Fund Class A Shares
Return Before Taxes	(6.89)%	6.43%	5.24%
Return After Taxes on Distributions	(6.86)%	6.46%	5.26%
Return After Taxes on Distributions and Sale of Fund Shares	(3.88)%	5.11%	4.28%
Class C Shares Return Before Taxes	(2.95)%	6.89%	5.07%
Class I Shares (first issued on 1/11/08) Return Before Taxes	(0.71)%	8.03%	6.08%
MSCI AC World Index (reflects no deduction for fees, expenses, or taxes)	4.16%	9.17%	6.09%
Lipper Global Multi-Cap Growth Fund Classification (reflects no deduction for fees, expenses, or taxes)	2.22%	9.33%	5.60%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the Global Opportunity Fund, which are not offered in this Prospectus. All classes of the Global Opportunity Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Global Opportunity Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the Global Opportunity Fund.

The Portfolio Managers. Mr. Caesar M.P. Bryan, Senior Vice President of the Adviser, has served as portfolio manager of the Global Opportunity Fund since 1998.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the Global Opportunity Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Global Opportunity Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Global Opportunity Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Global Opportunity Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Global Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the Global Opportunity Fund and its related companies may pay the intermediary for the sale of Global Opportunity Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Global Opportunity Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

The GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (the “GRID Fund”)

Investment Objective

The GRID Fund seeks to provide investors with a high level of total return through a combination of current income and appreciation of capital.

Fees and Expenses of the GRID Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the GRID Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Gabelli family of mutual funds. More information about these and other discounts is available from your financial professional and in the section entitled “Classes of Shares” on page 30 of the Prospectus.

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption price)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%
Exchange Fee	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.86%	0.86%	0.86%

Total Annual Fund Operating Expenses(1)	2.11%	2.86%	1.86%
Fee Waiver and/or Expense Reimbursement(1)	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	2.02%	2.77%	1.77%

(1)	The Adviser has contractually agreed to waive its investment advisory fees and/or to reimburse expenses of the GRID Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, and 1.75% for Class A, Class C, and Class I Shares, respectively. Under this same arrangement, the GRID Fund has also agreed, during the two year period following the year of any such waiver or reimbursement by the Adviser, to repay such amount, but only to the extent the GRID Fund’s adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.75% for Class A, Class C, and Class I Shares, respectively, after giving effect to the repayments. This arrangement is in effect until May 1, 2016, and may be terminated only by the Board of Directors of the Company before such time.

Expense Example

This example is intended to help you compare the cost of investing in the GRID Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the GRID Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the GRID Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$768	$1,190	$1,636	$2,869
Class C Shares	$380	$877	$1,501	$3,179
Class I Shares	$180	$576	$997	$2,172

You would pay the following expenses if you did not redeem your shares of the GRID Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$768	$1,190	$1,636	$2,869
Class C Shares	$280	$877	$1,501	$3,179
Class I Shares	$180	$576	$997	$2,172

Portfolio Turnover

The GRID Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the GRID Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the GRID Fund’s performance. During the most recent fiscal year, the GRID Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The GRID Fund will attempt to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets in dividend paying securities (such as common and preferred stock) or other income producing securities (such as fixed-income securities and securities that are convertible into common stock). The GRID Fund will primarily invest in common stocks of foreign and domestic issuers that the GRID Fund’s portfolio manager believes are likely to pay dividends and income and have the potential for above average capital appreciation and dividend increases. To this end, the portfolio manager may invest in stocks that pay and increase dividends over time that can potentially provide “rising income.” Rising income stocks historically have provided a better total return over time, potentially combat inflation and offer the opportunity to potentially take advantage of compounding through dividend and income reinvestment. Under normal circumstances, the GRID Fund intends to invest in at least three countries, including the United States, and will invest at least 40% of its total assets in countries other than the United States.

The GRID Fund invests in companies whose stocks the Adviser believes are selling at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

The GRID Fund may utilize certain “arbitrage” strategies. The GRID Fund’s use of arbitrage may be described as investing in “event” driven situations such as announced mergers, acquisitions, and reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the Adviser, through extensive research, determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the GRID Fund may purchase the selling company’s securities, offering the GRID Fund the possibility of generous returns relative to cash equivalents with a limited risk of excessive loss of capital.

The GRID Fund may invest in convertible securities, which include bonds, debentures, corporate notes, preferred stocks, and other similar securities which are convertible or exchangeable for common stock within a particular time period at a specified price or formula, of foreign and domestic companies with no target maturity range. Because many convertible securities are rated below investment grade, the GRID Fund may invest without limit in securities rated lower than “BBB” by Standard & Poor’s Rating Services (“S&P”) or “Caa” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or, if unrated, are of comparable quality as determined by the Adviser, including securities of issuers in default. The GRID Fund also may invest up to 25% of its assets in non-convertible fixed income securities that are below investment grade, including up to 5% of its assets in securities of issuers that are in default.

Principal Risks

You May Want to Invest in the GRID Fund if:

•	you are a long term investor
•	you seek growth of capital
•	you seek to diversify your investments outside the U.S.

The GRID Fund’s share price will fluctuate with changes in the market value of the GRID Fund’s portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Holders of common stocks only have rights to the value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. In addition, the Fund’s portfolio companies may reduce or eliminate the dividend rate on the securities held by the Fund. Preferred stock and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. In addition, the GRID Fund may invest in lower credit quality securities which may involve major risk exposures such as increased sensitivity to interest rate and economic changes and limited liquidity. An investment in the GRID Fund is not guaranteed; you may lose money by investing in the GRID Fund. When you sell GRID Fund shares, they may be worth less than what you paid for them.

Investing in the GRID Fund involves the following risks:

•

Convertible Securities.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in the interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Credit Risk for Convertible Securities and Fixed Income Securities.    Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

•	Equity Risk. Equity risk is the risk that the prices of the securities held by the GRID Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances.

•

Event Driven Risk.    Event driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the GRID Fund to experience investment losses impacting its shares negatively.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in emerging markets.

•

Interest Rate Risk.    The primary risk associated with fixed income securities is interest rate risk. Investments in dividend paying securities also involve interest rate risk. A decrease in interest rates will generally result in an increase in the value of such securities, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

•

Lower Rated Securities.    Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. Such lower rated securities are considered speculative investments with increased credit risk.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the GRID Fund holds, then the value of the GRID Fund’s shares may decline.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the GRID Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the GRID Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the GRID Fund by showing changes in the GRID Fund’s performance from year to year and by showing how the GRID Fund’s average annual returns for one year, five years, and ten years compared with those of broad based securities market indices. Substantially all of the GRID Fund’s operating history and performance results have been achieved implementing different investment strategies under the GRID Fund’s previous names, the GAMCO Vertumnus Fund and the GAMCO Global Convertible Securities Fund, and as such, the GRID Fund’s past performance (before and after taxes) does not predict how the GRID Fund will perform in the future. Updated information on the GRID Fund’s results can be obtained by visiting www.gabelli.com.

GRID FUND

(Total Returns for Class A Shares for the Years Ended December 31)*

*	Sales loads are not reflected in the above chart. If sales loads were reflected, the GRID Fund’s returns would be less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 18.41% (quarter ended September 30, 2009), and the lowest return for a quarter was (26.31)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2014 with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
GRID Fund Class A Shares
Return Before Taxes	(4.23)%	4.43%	2.03%
Return After Taxes on Distributions	(4.61)%	3.93%	0.76%
Return After Taxes on Distributions and Sale of Fund Shares	(2.09)%	3.32%	1.51%
Class C Shares Return Before Taxes	(0.08)%	4.17%	1.49%
Class I Shares (first issued on 1/11/08) Return Before Taxes	1.90%	5.90%	2.80%
Bank of America Merrill Lynch Global 300 Convertible Index (reflects no deduction for fees, expenses, or taxes)	3.66%	7.64%	6.18%
MSCI World Index (reflects no deduction for fees, expenses, or taxes)	4.94%	10.20%	6.03%

The returns shown for Class I Shares prior to their first issuance dates are those of Class AAA Shares of the GRID Fund, which are not offered in this Prospectus. All classes of the GRID Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than the “Return After Taxes on Distributions” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their GRID Fund shares through tax deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A Shares. After-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC (the “Adviser”) serves as the adviser to the GRID Fund.

The Portfolio Manager. Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the GRID Fund since 1994.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There are no subsequent minimum investments.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

You can purchase or redeem shares of the GRID Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem GRID Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem GRID Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The GRID Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the GRID Fund through a broker-dealer or other financial intermediary (such as a bank), the GRID Fund and its related companies may pay the intermediary for the sale of GRID Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the GRID Fund over another investment. For more information, turn to “Third Party Arrangements” on page 37 of the Prospectus. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS

The Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund each primarily seek to provide long term capital appreciation. The secondary goal of each of the Global Telecommunications Fund, Global Growth Fund, and Global Opportunity Fund is to provide current income. The GRID Fund seeks to provide a high level of total return through current income and appreciation of capital.

Each Fund invests primarily in common stocks of companies which the Funds’ portfolio management teams believe are likely to have the potential for above average capital appreciation and produce income. The portfolio management teams may select securities that have rapid growth in revenue and earnings or trade at a significant discount to their “private market value.” Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist.

As global funds, each Fund invests in securities of issuers, or related investments thereof, located in at least three countries, and at least 40% of each Fund’s total net assets is invested in securities of non-U.S. issuers or related investments thereof.

Undervaluation of a company’s stock can result from a variety of factors, such as a lack of investor recognition of:

•	the underlying value of a company’s fixed assets,
•	the value of a consumer or commercial franchise,
•	changes in the economic or financial environment affecting the company,
•	new, improved, or unique products or services,
•	new or rapidly expanding markets,
•	technological developments or advancements affecting the company or its products, and
•	changes in governmental regulations, political climate, or competitive conditions.

The actual events that may lead to a significant increase in the value of a company’s securities include:

•	a change in the company’s management policies,
•	an investor’s purchase of a large portion of the company’s stock,
•	a merger or reorganization or recapitalization of the company,
•	a sale of a division of the company,
•	a tender offer (an offer to purchase investors’ shares),
•	the spin-off to shareholders of a subsidiary, division, or other substantial assets, and
•	the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics, and the perceived strength of its management.

The investment policy of the Global Telecommunications Fund relating to the type of securities in which 80% of the Fund’s net assets must be invested may be changed by the Board of Directors (the “Board”) without shareholder approval. Shareholders will, however, receive at least sixty days notice prior to any change in this policy.

The Funds may also engage in other investment practices in order to achieve their investment objective. These are briefly discussed in the Statement of Additional Information (“SAI”), which may be obtained by calling 800-GABELLI (800-422-3554), your financial intermediary, or free of charge through the Funds’ website at www.gabelli.com.

The Funds may also use the following investment techniques:

•

Defensive Investments.    When adverse market or economic conditions occur, each Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities, money market instruments, obligations of the U.S. government and its agencies, and instrumentalities, or repurchase agreements. When following a defensive strategy, a Fund will be less likely to achieve its investment goal.

Investing in the Funds involves the following risks:

•

Concentration Risk.    Global Telecommunications Fund only — Because the Global Telecommunications Fund will invest more than 25% of its total assets in securities of companies in the telecommunications related industry, the Global Telecommunications Fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified. As the diversification of the Global Telecommunications Fund’s holdings is measured at the time of purchase, certain securities may become a larger percentage of the Global Telecommunications Fund’s total assets due to movements in the financial markets. If the markets affect several securities held by the Global Telecommunications Fund, it may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, the Global Telecommunications Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

•

Convertible Securities.    GRID Fund only — The characteristics of convertible securities make them appropriate investments for investors who seek a high level of total return and are able to tolerate the addition of credit risk. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally lower than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level which causes it to sell at a discount. Any common stock or other equity security received by conversion will not be included in the calculation of the percentage of total assets invested in convertible securities.

•

Credit Risk for Convertible Securities and Fixed Income Securities.    GRID Fund only — Many convertible securities are not investment grade, that is, not rated within the four highest categories by S&P and Moody’s. To the extent that the Fund’s convertible securities and any other fixed income securities are rated lower than investment grade or are not rated, there would be a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, those securities.

•

Interest Rate Risk.    GRID Fund only — The primary risk associated with fixed income securities is interest rate risk. Investments in dividend paying securities also involve interest rate risk. A decrease in interest rates will generally result in an increase in the value of such securities, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Market interest rates recently have declined significantly below historical average rates, which may increase the risk that these rates will rise in the future.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Funds will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company’s particular circumstances. These fluctuations may cause a security to be worth less than it was worth when it was purchased by a Fund. Because the value of securities, and thus shares of the Funds, could decline, you could lose money.

•

Event Driven Risk.    GRID Fund only — The principal risk associated with event driven investments is that certain of the events may not happen or the market may react differently than expected to the anticipated transaction. Furthermore, even if the event occurs or is announced, it may be renegotiated, terminated, involve a longer time frame than originally contemplated or may not actually happen. Additionally, forced sellers may reduce prices and/or marks to market. Event driven investment transactions are also subject to the risk of overall market movements. To the extent that a general increase or decline in securities values affects the securities involved in an event driven position of the GRID Fund differently, the position may be exposed to loss. Accordingly, the GRID Fund may realize losses due to the risks involved with event driven investing which negatively impact the value of its shares.

•	Foreign Securities Risk. A fund that invests outside the United States carries additional risks that include:
•

Currency Risk — Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Each Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

•	Information Risk — Key information about an issuer, security, or market may be inaccurate or unavailable.
•

Political Risk — Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair each Fund’s ability to bring its capital or income back to the United States. Other political risks include economic policy changes, social and political instability, military action, and war.

•

Access Risk — The risk that some countries may restrict a Fund’s access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to each Fund.

•	Emerging Markets Risk — The above listed foreign securities risks are more pronounced in the securities of companies located in emerging markets.

•

Industry Risk.    Global Telecommunications Fund only — The telecommunications industry is subject to governmental regulation and a greater price volatility than the overall market, and the products and services of such companies may be subject to rapid obsolescence resulting from changing consumer tastes, intense competition, and strong market reactions to technological developments throughout the industry.

Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Changes in world currency values are also unpredictable and can have a significant short term impact on revenues, profits, and share valuations.

Certain telecommunications companies allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which the Global Telecommunications Fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

•

Lower Rated Securities.    GRID Fund only — Lower rated securities may involve major risk exposures such as increased sensitivity to interest rate and economic changes, and the market to sell such securities may be limited. These securities are often referred to in the financial press as “junk bonds” and are generally considered speculative investments with increased credit risks.

•

Management Risk.    If a portfolio manager is incorrect in his assessment of the growth prospects of the securities a Fund holds, then the value of such Fund’s shares may decline. In addition, the portfolio manager’s strategy may produce returns that are different from other mutual funds that invest in similar securities.

•

Non-Diversification Risk.    Each Fund is classified as a “non-diversified” mutual fund, which means that a greater proportion of its assets may be invested in the securities of a single issuer than a “diversified” mutual fund. As non-diversified mutual funds, more of each Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of each Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund. The ability to invest in a more limited number of securities may increase the volatility of each Fund’s investment performance, as each Fund may be more susceptible to risks associated with a single economic, political, or regulatory event than a diversified fund. If the securities in which each Fund invests perform poorly, each Fund could incur greater losses than it would have had if it had been invested in a greater number of securities.

•

Smaller Capitalization Risk.    Global Opportunity Fund, Global Telecommunications Fund, and Global Growth Fund — Risk is greater for the securities of smaller capitalization companies (including small unseasoned companies that have been in operation for less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and a Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

Portfolio Holdings.    A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

The Adviser.    Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds’ investment programs and manages the operations of each Fund under the general supervision of the Company’s Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds, and a Luxembourg SICAV and U.K. closed-end fund. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a publicly held company listed on the NYSE.

As compensation for its services and the related expenses borne by the Adviser, the Adviser is entitled to an advisory fee for each Fund, computed daily and payable monthly, at the annual rates of 1.00% of the value of the respective average daily net assets of each Fund.

The Adviser has contractually agreed to waive its investment advisory fees and/or reimburse expenses to the extent necessary to maintain (i) the GRID Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, and 1.75% for its Class A, Class C, and Class I Shares, respectively; (ii) the Global Opportunity Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 2.00%, 2.75%, and 1.00% for its Class A, Class C, and Class I Shares, respectively; and (iii) the Global Growth Fund’s Total Annual Fund Operating Expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at no more than an annual rate of 1.00% for its Class I Shares. These fee waiver and expense reimbursement arrangements are in effect until May 1, 2016 and may be terminated only by the Board of Directors of the Company before such time.

In addition, during the two year period following any waiver or reimbursement by the Adviser, the Global Growth Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 1.00% for its Class I Shares, the Global Opportunity Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.00% for its Class A, Class C, and Class I Shares, respectively, and the GRID Fund has agreed to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed an annual rate of 2.00%, 2.75%, and 1.75% for its Class A, Class C, and Class I Shares, respectively.

Each of the Fund’s annual report to shareholders for the period ended December 31, 2014 contains a discussion of the basis of the Board’s determinations to continue the Investment Advisory Agreements as described above.

The Portfolio Managers

Global Telecommunications Fund    Mr. Mario J. Gabelli, CFA, is primarily responsible for the day to day investment management of the Global Telecommunications Fund. Mr. Gabelli is Chairman and Chief Investment Officer of GBL and Chief Investment Officer — Value Portfolios of GAMCO Investors, Inc., Gabelli Funds, LLC, and GAMCO Asset Management, Inc., another wholly owned subsidiary of GBL, Chief Executive Officer and Chief Investment Officer of GGCP, Inc., and an officer or director of other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation. Evan Miller, CFA, and Sergey Dluzhevskiy, CPA, CFA are on the Global Telecommunications Fund’s team and provide research and investment recommendations for the consideration of Mr. Gabelli. Mr. Miller has been an Associate Portfolio Manager and research analyst with the Adviser since 2002. Mr. Dluzhevskiy has been an Associate Portfolio Manager since May 2006 and a research analyst with the Adviser since 2005. Mr. Dluzhevskiy manages a portion of the assets of the Fund. Prior to 2005, Mr. Dluzhevskiy was a senior accountant at Deloitte & Touche (1999-2003). Mr. Dluzhevskiy attended the Wharton School, University of Pennsylvania (2003-2005) where he received his MBA in Finance and Accounting.

GRID Fund    The day to day investment management of the GRID Fund is performed by Mr. Mario J. Gabelli, CFA.

Global Opportunity Fund    Mr. Caesar M.P. Bryan is primarily responsible for the day to day investment management of the Global Opportunity Fund. Mr. Bryan has been the portfolio manager of the Gabelli Gold Fund since July 1994 and GAMCO International Growth Fund since June 1995, a Co-Lead Portfolio Manager of the GAMCO Global Gold, Natural Resources and Income Trust since March 2005 and the GAMCO Natural Resources, Gold & Income Trust since January 2011, and a Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL since 1994.

Global Growth Fund    Mr. Howard F. Ward, CFA, is a Portfolio Manager managing a portion of the Fund’s assets. Mr. Ward is also a Portfolio Manager of the Adviser, and he joined the Adviser in 1995. Mr. Ward is the Chief Investment Officer of Growth Products for GBL, has managed the GAMCO Growth Fund since January 1994, and has been a portfolio manager with GBL since 1994.

Mr. Caesar M.P. Bryan is a Portfolio Manager managing a portion of the Fund’s assets. Mr. Bryan has been the portfolio manager of the Gabelli Gold Fund since July 1994 and GAMCO International Growth Fund since June 1995, a Co-Lead Portfolio Manager of the GAMCO Global Gold, Natural Resources and Income Trust since March 2005 and the GAMCO Natural Resources, Gold & Income Trust since January 2011, and a Senior Vice President and Portfolio Manager with GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL since 1994.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of securities in the Funds.

INDEX DESCRIPTIONS

The Morgan Stanley Capital International (MSCI) All Country (AC) World Index    is a widely recognized, unmanaged stock index composed of equity securities in developed and emerging market countries. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Index.

The MSCI AC World Telecommunication Services Index    is an unmanaged stock index composed of global telecommunications securities stock market performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI AC World Telecommunication Services Index.

The Lipper Global Large Cap Growth Fund Classification    reflects the average performance of mutual funds classified in this particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Lipper Global Large Cap Growth Fund Classification.

The Lipper Global Multi-Cap Growth Fund Classification    represents the average performance of mutual funds classified in the particular category as tracked by Lipper Inc. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Lipper Global Multi-Cap Growth Fund Classification.

The Bank of America Merrill Lynch Global 300 Convertible Index    is an unmanaged indicator of investment performance. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Bank of America Merrill Lynch Global 300 Convertible Index.

The MSCI World Index    is a broad-based securities index that represents the US and developed international equity markets in term of capitalization and performance. It is designed to provide a representative total return for all stock exchanges located inside and outside the US. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the MSCI World Index.

CLASSES OF SHARES

Three classes of the Funds’ shares are offered in this Prospectus — Class A Shares, Class C Shares, and Class I Shares. No Fund is designed for market timers, see section entitled “Redemption of Shares.” Each class of shares has different costs associated with buying, selling, and holding Fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000, if the investor purchases the shares directly through the Distributor or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum investment requirement is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements (for plans with assets of less than $50 million that the Distributor or its affiliates in their judgment expect to grow to at least $50 million; for investors whose investments in the Gabelli/GAMCO complex, either alone or aggregated with the investments of their affiliates, exceeds the minimum investment; and for an individual investor whose investments in a Fund, when combined with investments in such Fund by any family members, exceeds the minimum investment).

•	A “front-end sales load,” or sales charge, is a one-time fee that may be charged at the time of purchase of shares.

•	A “contingent deferred sales charge” (“CDSC”) is a one-time fee charged at the time of redemption depending on the time of redemption.
•	A “Rule 12b-1 fee” is a recurring annual fee for distributing shares and servicing shareholder accounts based on a Fund’s average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

•	the length of time you plan to hold the shares;
•

the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund’s assets increase in value and decreases if a Fund’s assets decrease in value;

•	whether you qualify for a reduction or waiver of the Class A sales charge; and
•	whether you qualify to purchase Class I Shares (direct institutional purchase of $500,000 or more).

The table below summarizes the differences among the classes of shares.

	Class A Shares	Class C Shares	Class I Shares
Front-End Sales Load?	Yes. The percentage declines as the amount invested increases.	No.	No.
Contingent Deferred Sales Charge?	No, except for shares redeemed up to and including the last day of the eighteenth month after purchase as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase.	Yes, for shares redeemed up to and including the last day of the twelfth month after purchase.	No.
Rule 12b-1 Fee	0.25%	1.00%	None.
Convertible to Another Class?	Yes. May be converted to Class I Shares provided certain conditions are met.	Yes. May be converted to Class I Shares provided certain conditions are met.	No.
Fund Expense Levels	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.	Higher annual expenses than Class A Shares and Class I Shares.	Lower annual expenses than Class A or Class C Shares.

The following sections include important information about sales charge and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of the Funds’ shares is also available free of charge and in a clear and prominent format on our website at

www.gabelli.com. You should consider the information below as a guide only, as the decision on which share class is best for you depends on your individual needs and circumstances.

	If you...	then you should consider...
•	qualify for a reduced or waived front-end sales load	purchasing Class A Shares instead of Class C Shares
•	do not qualify for a reduced or waived front-end sales load and intend to hold your shares for only a few years	purchasing Class C Shares instead of Class A Shares
•	do not qualify for a reduced or waived front-end sales load and intend to hold your shares indefinitely	purchasing Class A Shares instead of Class C Shares
•	are an eligible institution and wish to purchase at least $500,000 worth of shares	purchasing Class I Shares

Sales Charge — Class A Shares.    The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

Amount of Investment	Sales Charge as % of the Offering Price*	Sales Charge as % of Amount Invested	Reallowance to Broker-Dealers

Under $50,000	5.75%	6.10%	5.00%
$50,000 but under $100,000	4.75%	4.99%	4.00%
$100,000 but under $250,000	3.75%	3.90%	3.00%
$250,000 but under $500,000	2.75%	2.83%	2.25%
$500,000 but under $1 million	2.00%	2.04%	1.75%
$1 million but under $2 million	0.00%**	0.00%	1.00%
$2 million but under $5 million	0.00%**	0.00%	0.50%
$5 million or more	0.00%**	0.00%	0.25%

*	Front-end sales load.
**	Subject to a 1.00% CDSC for up to and including the last day of the eighteenth month after purchase.

No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution.

Breakpoints or Volume Discounts

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1.00% CDSC may apply if shares are redeemed up to and including the last day of the eighteenth month after purchase.

Sales Charge Reductions and Waivers — Class A Shares:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent (the “Letter”) agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

Volume Discounts/Rights of Accumulation.    In order to determine whether you qualify for a Volume Discount under the foregoing sales charge schedule, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under age 21), your and their IRAs and other employee benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current NAV of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

Letter of Intent.    If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (“Letter”) to your financial intermediary or the Distributor, you may make purchases of Class A Shares of that Fund during a thirteen month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to ninety days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

Required Shareholder Information and Records.    In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its, affiliates held in:

•	all of your accounts at the Funds or a financial intermediary;
•	any account of yours at another financial intermediary; and
•	accounts of related parties of yours, such as members of the same family, at any financial intermediary.

You should therefore keep copies of these types of records.

Investors Eligible for Sales Charge Waivers.    Class A Shares of each Fund may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, The Bank of New York Mellon Corporation (“BNYM”), Boston Financial Data Services, Inc. (“BFDS”) State Street Bank and Trust Company, the Fund’s Transfer Agent (the “Transfer Agent” or “State Street”), BNY Mellon Investment Servicing (US) Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment) — the term “immediate family” for this purpose refers to a person’s spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse’s siblings, a sibling’s spouse and a sibling’s children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (5) qualified employee benefit plans established pursuant to Section 457 of the Internal Revenue Code of 1986, as amended, that have established omnibus accounts with the Fund or an intermediary; (6) qualified employee benefit plans having more than one hundred eligible employees or a minimum of $1 million in plan assets invested in the Fund; (7) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (8) investment advisory clients of GAMCO Asset Management, Inc.; (9) employee participants of organizations adopting the 401(K) Plan sponsored by the Adviser; (10) financial institutions purchasing Class A Shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds’ Distributor; and (11) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or financial intermediary.

Investors who qualify under any of the categories described above should contact their brokerage firm.

Some of these investors may also qualify to invest in Class I Shares.

Contingent Deferred Sales Charges

You will pay a CDSC when you redeem:

•

Class A Shares up to and including the last day of the eighteenth month from when they were bought as part of an investment greater than $1 million if no front end sales charge was paid at the time of purchase; or

•	Class C Shares up to and including the last day of the twelfth month from when they were bought.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of a Fund at the time of sale to brokers and financial intermediaries that initiate and are responsible for purchases of such Class C Shares of a Fund.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in the Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.

We will waive the CDSC payable upon redemptions of shares for:

•	redemptions and distributions from retirement plans made after the death or disability of a shareholder
•	minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2
•	involuntary redemptions made by a Fund
•	a distribution from a tax deferred retirement plan after your retirement
•	returns of excess contributions to retirement plans following the shareholder’s death or disability

Rule 12b-1 Plans.    Each Fund has adopted distribution plans under Rule 12b-1 (the “Plans”) for Class A and Class C Shares of the Funds (each a “Plan”). Under these Plans, a Fund may use its assets to finance activities relating to the sale of its Class A and Class C Shares and the provision of certain shareholder services. To the extent any activity is one that a Fund may finance without a distribution plan, such Fund may also make payments to compensate for such activities outside a Plan and not be subject to its limitations.

The Class A Plan authorizes payments by each Fund at an annual rate of 0.25% of its average daily net assets attributable to Class A Shares to finance distribution of its Class A Shares or pay shareholder service fees. The Class C Plan authorizes payments on an annual basis of 0.75% of its average daily net assets attributable to Class C Shares to finance distribution of its Class C Shares and 0.25% for shareholder service fees.

Because the Rule 12b-1 fees are higher for Class C Shares than for Class A Shares, Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to payment of Rule 12b-1 fees, long term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

Redemption Fee.    Generally, if you sell or exchange your shares within seven days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount, which is payable to the applicable Fund. See “Redemption of Shares” herein.

PURCHASE OF SHARES

You can purchase Fund shares on any Business Day. You may purchase shares directly through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. In addition, certain investors who qualify may purchase Class I Shares of a Fund directly from the Distributor.

The broker-dealer or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in a Fund.

•

By Mail or In Person.    Your broker-dealer or other financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the shareholder are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the fund(s), and class of shares you wish to purchase.

By Mail	By Personal or Overnight Delivery
The Gabelli Funds	The Gabelli Funds
P.O. Box 8308	c/o BFDS
Boston, MA 02266-8308	30 Dan Road
Canton, MA 02021-2809

•	By Internet. You may open an account over the Internet at www.gabelli.com

•

By Bank Wire or by ACH System.    To open an account using the bank wire transfer system or ACH system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct your bank to wire funds to:

State Street Bank and Trust Company

ABA #011-0000-28 REF DDA #99046187

Re: The (“name of”) Fund

Account #

Account of [Registered Owners]

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under “By Mail.” Note that banks may charge fees for wiring funds, although the Funds’ Transfer Agent will not charge you for receiving wire transfers.

Share Price.    The Funds sell shares based on the per share NAV next determined after the time as of which the Funds receive your completed subscription order form and your full payment, subject to a front-end sales charge in the case of Class A Shares. See “Pricing of Fund Shares” herein for a description of the calculation of the NAV, as described under “Classes of Shares — Sales Charge — Class A Shares.”

Minimum Investment(s).    Your minimum initial investment must be at least $1,000 for Class A and Class C Shares. See “Retirement Plans/Education Savings Plans” and “Automatic Investment Plan” under “Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares” below regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers and financial intermediaries may have different minimum investment requirements.

Voluntary Conversion.    Shareholders may be able to convert shares to Class I Shares of the Funds, which have lower expense ratios, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the

Adviser or the Distributor specific for this purpose. In such instances, Class A or Class C Shares may be automatically converted under certain circumstances. Generally, Class C Shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information. Not all share classes are available through all financial intermediaries.

If shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, a shareholder may receive fewer shares or more shares than originally owned, depending on that day’s NAVs. Please contact your tax adviser regarding the tax consequences of any conversion.

General.    State Street will not issue share certificates unless you request them. The Funds reserve the right to (i) reject any purchase order if, in the opinion of the Funds’ management, it is in the Funds’ best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Funds’ minimum purchase requirements. The Funds also offer another class of shares under different selling and shareholder servicing arrangements pursuant to a separate Prospectus. Except for differences attributable to these arrangements, the shares of all classes are substantially the same.

Customer Identification Program.    Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential, or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder’s identity.

Third Party Arrangements.    In addition to, or in lieu of, amounts paid to broker-dealers or other financial intermediaries as reallowances of a portion of sales commissions, the Adviser and its affiliates may utilize a portion of their assets, which may include revenues received under the Plan to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales. Revenue sharing payments may be made to broker-dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) the following programs: shareholder servicing to Fund shareholders, transaction processing, sub-accounting services, marketing support, access to sales meetings, sales representatives, and management representatives of the broker-dealers or other financial intermediaries. Revenue sharing payments may also be made to broker-dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, and in other sales programs. These payments may take a variety of forms, including (without limitation) compensation for sales, “trail” fees for shareholder servicing and maintenance of shareholder accounts, and finder’s fees that vary depending on the Fund or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser may also provide non-cash compensation to broker-dealers, firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority Inc. (“FINRA”), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

Subject to tax limitations and approval by the Board, the Funds may also make payments to third parties out of their own assets (other than Rule 12b-1 payments) for a portion of the charges for those programs that generally represent savings of expenses experienced by the Fund resulting from shareholders investing in the Funds through such programs rather than investing directly in the Funds.

The Adviser negotiates the level of payments described above to any particular broker-dealer, firm or other financial intermediary with each firm. Currently, such payments (expressed as a percentage of net assets) range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund attributable to the particular firm depending on the nature and level of services and other factors. In the case of Class I Shares, the Funds may not make any payments for distribution related services.

In addition, in certain cases, broker-dealers or other financial intermediaries, may have agreements pursuant to which shares of the Funds owned by their clients are held of record on the books of the Funds in omnibus accounts maintained by each intermediary, and the intermediaries provide those Fund shareholders with sub-administration and sub-transfer agency services. Pursuant to the Funds’ transfer agency agreement, the Funds pay the transfer agent a fee for each shareholder account. As a result, the use of one omnibus account for multiple beneficial shareholders can create a cost savings to the Funds. The Board of Directors may, from time to time, authorize the Funds to pay a portion of the fees charged by these intermediaries if (i) a cost savings to the Funds can be demonstrated and (ii) the omnibus account of the intermediary has net assets in the Funds in excess of $10 million. In these cases, the Board may authorize the Funds to pay a portion of the fees to the intermediary in an amount no greater than the lower of the transfer agency cost savings relating to the particular omnibus account or 0.10% of the average daily net assets of that omnibus account. These payments compensate these intermediaries for the provision of sub-administration and sub-transfer agency services associated with their clients whose shares are held of record in this manner.

Additional Purchase Information for Class A Shares, Class C Shares, and Class I Shares

Retirement Plans/Education Savings Plans.    The Funds make available IRAs and “Coverdell” Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Funds through tax deductible contributions to existing retirement plans for self-employed persons, known as “Keogh” or “H.R.-10” plans. The Funds do not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as “401(k) Plans”. The minimum initial investment in all such retirement and education savings plans is $250. There is no minimum subsequent investment for retirement and education savings plans.

Automatic Investment Plan.    The Funds offer an automatic monthly investment plan. There is no minimum initial investment for accounts establishing an automatic investment plan. Call your financial intermediary or the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

Telephone or Internet Investment Plan.    You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the ACH system. You must have a completed and approved Account Options Form on file with the Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the SEC orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under “Classes of Shares — Contingent Deferred Sales Charges or a redemption fee as described.” See “Pricing of Fund Shares” herein for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or other financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short term trading of Fund shares creates risks for the Funds and their long term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares. In addition, because each of the Funds may invest in foreign securities traded primarily on markets that close prior to the time such Fund determines its NAV, frequent trading by some shareholders may, in certain circumstances, dilute the value of Fund shares held by other shareholders. This may occur when an event that affects the value of foreign securities takes place after the close of the primary foreign market, but before the time that a Fund determines its NAV. Certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (referred to as price arbitrage). If this occurs, frequent traders who attempt this type of price arbitrage may dilute the value of a particular Fund’s shares to the extent they receive shares or proceeds based upon NAVs that have been calculated using the closing market prices for foreign securities, if those prices have not been adjusted to reflect a change in the fair value of the foreign securities. In an effort to prevent price arbitrage, each Fund has procedures designed to adjust closing market prices of foreign securities before it calculates its NAV when it believes such an event has occurred that will have more than a minimal effect on the NAV. Prices are adjusted to reflect what each Fund believes are the fair values of these foreign securities at the time such Fund determines its NAV (called fair value pricing). Fair value pricing, however, involves judgments that are inherently subjective and inexact since it is not always possible to be sure when an event will affect a market price and to what extent. As a result, there can be no assurance that fair value pricing will always eliminate the risk of price arbitrage.

In order to discourage frequent short term trading in Fund shares, each Fund has adopted policies and procedures which impose a 2.00% redemption fee (short term trading fee) on Class A, Class C, and Class I Shares that are redeemed or exchanged within seven days of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds and does not benefit the Funds’ Adviser, the Distributor, or any other third party. For purposes of computing the redemption fee, shares will be treated as being redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) the shares were purchased through programs that collect the redemption fees at the program level and remit them to the particular Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short term trading policies in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short term trading policies and procedures are in place.

While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to their customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and may not always be able to track short term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund’s policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary’s policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay or impose other conditions on exchanges or purchases. The Funds have adopted a policy of seeking to minimize short term trading in their shares and monitor purchase and redemption activities to assist in minimizing short term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary and you are unable to contact your broker-dealer or financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:

The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308.    Your letter should state the name of the fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of Shares, all owners must sign. A medallion signature guarantee is required for each signature on your redemption letter. You can obtain a medallion signature guarantee from financial institutions such as commercial banks, broker-dealers, and savings banks and credit unions. A notary public cannot provide a medallion signature guarantee.

•

By Telephone or the Internet.    Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account excluding an IRA directly registered with State Street by calling either 800-GABELLI (800-422-3554) or 800-872-5365 (617-328-5000 from outside the United States) or by visiting our website at www.gabelli.com. You may not redeem Fund shares held through an IRA through the Internet. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Funds will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior thirty days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see “Exchange of Shares”). Among the procedures that State Street may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.

1.	Telephone or Internet Redemption By Check. The Funds will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2.	Telephone or Internet Redemption By Bank Wire or ACH System. The Funds accept telephone or Internet requests for wire or ACH System redemptions in amounts of at least $1,000. The Funds will send a wire or ACH System credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day.

Automatic Cash Withdrawal Plan.    You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Call 800-GABELLI (800-422-3554) for more information about this plan.

Involuntary Redemption.    Each Fund may redeem all shares in your account (other than an IRA) if the value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing before a Fund initiates such action and you will be allowed thirty days to increase the value of your account to at least $1,000.

Reinstatement Privilege.    A shareholder in a Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption at the NAV determined at the time of the reinvestment within forty-five days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement within thirty days of the redemption, in which case an adjustment will be made to the tax basis of the shares so acquired.

Redemption Proceeds.    A redemption request received by a Fund will be effected based on the NAV next determined after the time as of which such Fund or, if applicable, its authorized designee, receives the request. If you request redemption proceeds by check, the relevant Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund(s) shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as ten days following purchase. While the Fund(s) will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

Redemption in Kind.    In certain circumstances, a Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Funds’ Board believes that it would be in the best interest not to pay redemption proceeds in cash. A redemption in kind would be a taxable event to you.

EXCHANGE OF SHARES

You can exchange shares of the Fund(s) for shares of the same class of other funds managed by the Adviser or its affiliates based on their relative NAVs at the time of exchange. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of the same class of a money market fund managed by the Adviser, or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a Gabelli money market fund. Each Fund may impose limitations on, or terminate, the exchange privilege with respect to any investor at any time. You will be given notice at least sixty days prior to any material change in the exchange privilege. An exchange of shares is a taxable event to you.

In effecting an exchange:

•	you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;
•	if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;
•	if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;
•	you will realize a taxable gain or loss because the exchange is treated as a sale for federal income tax purposes;
•	you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554), or visit our website at www.gabelli.com to obtain the prospectus; and
•	you should be aware that a financial intermediary may charge a fee for handling an exchange for you.

You may exchange shares through the Distributor, directly from the Transfer Agent, or through a financial intermediary that has entered into the appropriate selling agreement with the Distributor.

•	Exchange by Telephone. You may give exchange instructions by telephone by calling 800-GABELLI (800-422-3554). You may not exchange shares by telephone if you hold share certificates.

•

Exchange by Mail.    You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state your name, your account number, the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

•

Exchange through the Internet.    You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

Your financial intermediary may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your financial intermediary and does not benefit the Funds, the Distributor, or the Adviser in any way. It would be in addition to the sales charges and other costs, if any, described in this Prospectus and must be disclosed to you by your financial intermediary.

PRICING OF FUND SHARES

Each Fund’s NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund’s NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund’s net assets, i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus, attributable to the applicable class of shares, by the total number of shares of such class outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of the NAV of each class next made as of a time after the time as of which the purchase or redemption order is received in proper form. Because the Funds may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem the Funds’ shares.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

DIVIDENDS AND DISTRIBUTIONS

Dividends out of net investment income and capital gains, if any, will be paid annually. You may have dividends and/or capital gain distributions that are declared by the Funds reinvested automatically at NAV in additional shares of the respective Fund(s). You will make an election to receive dividends and distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying your financial intermediary or the Funds in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price without sales charge based on the NAV on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will realize any capital gains or other income with which to pay dividends and distributions. Distributions are taxable to you whether received in cash or additional shares. A dividend or capital gain distribution paid on shares purchased shortly before the record date for that dividend or distribution will generally be subject to income taxes even though the dividend or capital gain distribution represents, in substance, a partial return of capital. Dividends and distributions may be different for different classes of shares of a Fund.

TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income, net capital gain, and/or a return of capital. Dividends out of investment company taxable income (including distributions of net short term capital gains, i.e., gains from securities held by the Funds for one year or less) are taxable to you as ordinary income if you are a U.S. shareholder, except that certain qualified dividends may be eligible for a reduced rate (provided certain holding period and other requirements are met). Properly designated distributions of net capital gain, i.e., net long term capital gains minus net short term capital loss (“Capital Gain Dividends”) are taxable to you at the long term capital gain rates no matter how long you have owned your shares. The Global Opportunity Fund and the GRID Fund have a significant amount of capital loss carryforwards which (subject, in the case of the GRID Fund, to certain potentially significant limitations) are available to offset any future net recognized gains. As a result, Capital Gain Dividends are not expected for these two funds until the available capital loss carryforwards are utilized or expire. The Funds’ distributions, whether you receive them in cash or reinvest them in additional shares of the Funds, generally will be subject to federal and, if applicable, state and local taxes. A redemption of Fund shares or an exchange of Fund shares for shares of another fund will be treated for tax purposes as a sale of that Fund’s shares; and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax. The tax basis of your holdings will be reduced to the extent you receive any distributions treated as a non-taxable return of capital.

A dividend declared by a Fund in October, November, or December and paid during January of the following year may in certain circumstances be treated as paid in December for tax purposes.

Certain non-corporate U.S. shareholders whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on dividend and other investment income, including dividends received from a Fund and capital gains from the sale or other disposition of a Fund’s stock.

By law, the Funds must withhold, as backup withholding, a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the Internal Revenue Service instructs the Funds to do so.

This summary of tax consequences is intended for general information only and is subject to change by legislative, judicial or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you and the Funds can be found in the SAI that is incorporated by reference into this Prospectus. You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

MAILINGS AND E-DELIVERY TO SHAREHOLDERS

In our continuing effort to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number listed above and we shall resume separate mailings, in accordance with your instructions, within thirty days of your request. Each Fund offers electronic delivery of Fund documents. Direct shareholders of each Fund can elect to receive the Fund’s annual, semiannual, and quarterly reports, as well as manager commentaries and prospectuses via e-delivery. For more information or to sign up for e-delivery, please visit the Funds’ website at www.gabelli.com. Shareholders who purchased shares of a Fund through a financial intermediary should contact their financial intermediary to sign up for e-delivery of Fund documents, if available.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years of each Fund’s Class A, Class C and Class I Shares. The total returns in the tables represent the percentage amount that an investor would have earned or lost on an investment in the designated class of shares (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements and related notes, is included in each Fund’s annual report, which is available upon request.

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class A
2014	$24.83	$0.39	$(0.70)	$(0.31)	$(0.38)	$(0.53)	$(0.91)	$0.00	$23.61	(1.3)%	$1,114	1.53%	1.61%	3%
2013	20.19	0.36	4.65	5.01	(0.37)	—	(0.37)	0.00	24.83	24.8	1,678	1.61	1.64	3
2012	18.59	0.32	1.65	1.97	(0.37)	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70	2
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61	5
2010	18.70	0.36	1.73	2.09	(0.37)	—	(0.37)	(0.00)	20.42	11.2	1,901	1.87	1.62	6
Class C
2014	$24.17	$0.19	$(0.67)	$(0.48)	$(0.18)	$(0.53)	$(0.71)	$0.00	$22.98	(2.0)%	$621	0.76%	2.36%	3%
2013	19.64	0.20	4.50	4.70	(0.17)	—	(0.17)	0.00	24.17	23.9	814	0.92	2.39	3
2012	18.10	0.19	1.58	1.77	(0.23)	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45	2
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36	5
2010	18.25	0.19	1.69	1.88	(0.25)	—	(0.25)	(0.00)	19.88	10.3	890	1.04	2.37	6
Class I
2014	$24.83	$0.37	$(0.62)	$(0.25)	$(0.45)	$(0.53)	$(0.98)	$0.00	$23.60	(1.1)%	$1,665	1.45%	1.36%	3%
2013	20.18	0.43	4.64	5.07	(0.42)	—	(0.42)	0.00	24.83	25.2	1,811	1.94	1.39	3
2012	18.58	0.39	1.63	2.02	(0.42)	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45	2
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36	5
2010	18.70	0.39	1.74	2.13	(0.42)	—	(0.42)	(0.00)	20.41	11.4	411	2.06	1.37	6

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment	Portfolio Turnover Rate
Class A
2014	$31.13	$0.13	$1.11	$1.24	$(0.14)	$(2.01)	$(2.15)	$0.00	$30.22	3.9%	$3,725	0.40%	1.72%	1.72%	29%
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77	25
2012	23.33	0.02	4.16	4.18	(0.03)	(0.94)	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	1.90	42
2011	24.35	(0.01)	(1.01)	(1.02)	—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	1.84	45
2010	21.31	(0.09)	3.13	3.04	—	—	—	0.00	24.35	14.3	1,193	(0.42)	1.87	1.87	34
Class C
2014	$28.12	$(0.11)	$1.01	$0.90	—	$(2.01)	$(2.01)	$0.00	$27.01	3.1%	$1,609	(0.37)%	2.47%	2.47%	29%
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52	25
2012	21.64	(0.17)	3.86	3.69	—	(0.94)	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	2.65	42
2011	22.76	(0.17)	(0.95)	(1.12)	—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	2.59	45
2010	20.07	(0.23)	2.92	2.69	—	—	—	0.00	22.76	13.4	374	(1.17)	2.62	2.62	34
Class I
2014	$31.30	$0.27	$1.11	$1.38	$(0.25)	$(2.01)	$(2.26)	$0.00	$30.42	4.3%	$2,318	0.85%	1.47%	1.28%	29%
2013	26.61	0.07	7.53	7.60	—	(2.91)	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52	25
2012	23.38	0.08	4.18	4.26	(0.09)	(0.94)	(1.03)	0.00	26.61	18.3	805	0.30	1.65	1.65	42
2011	24.34	0.05	(1.01)	(0.96)	—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	1.59	45
2010	21.25	(0.04)	3.13	3.09	—	—	—	0.00	24.34	14.5	460	(0.17)	1.62	1.62	34

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Return of Capital(b)	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class A
2014	$23.90	$0.08		$(0.37)	$(0.29)	—		—	—		—	$23.61	(1.2)%	$220	0.35%	2.72%	2.00%	9%
2013	20.11	0.03		3.78	3.81	$(0.02)		—	$(0.02)		—	23.90	19.0	238	0.13	2.74	2.00	5
2012	17.61	0.11		2.53	2.64	(0.14)		—	(0.14)		$0.00	20.11	15.0	220	0.57	2.91	2.00	6
2011	19.51	0.04		(1.88)	(1.84)	(0.06)		—	(0.06)		0.00	17.61	(9.5)	166	0.22	2.60	2.01	7
2010	16.48	(0.00	)(b)	3.03	3.03	—		—	—		0.00	19.51	18.4	166	(0.03)	2.66	2.01	5
Class C
2014	$23.40	$(0.04)		$(0.42)	$(0.46)	—		—	—		—	$22.94	(2.0)%	$31	(0.17)%	3.46%	2.75%	9%
2013	19.82	(0.14)		3.72	3.58	—		—	—		—	23.40	18.1	19	(0.65)	3.49	2.75	5
2012	17.36	(0.02)		2.48	2.46	$(0.00	)(b)	—	$(0.00	)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75	6
2011	19.32	(0.07)		(1.89)	(1.96)	—		—	—		—	17.36	(10.1)	14	(0.40)	3.35	2.76	7
2010	16.44	(0.16)		3.04	2.88	—		—	—		—	19.32	17.5	16	(0.95)	3.41	2.76	5
Class I
2014	$24.04	$0.21		$(0.38)	$(0.17)	—		—	—		—	$23.87	(0.7)%	$668	0.86%	2.46%	1.48%	9%
2013	20.23	0.08		3.81	3.89	$(0.08)		—	$(0.08)		—	24.04	19.2	641	0.35	2.49	1.75	5
2012	17.70	0.17		2.55	2.72	(0.19)		—	(0.19)		$0.00	20.23	15.4	537	0.90	2.66	1.75	6
2011	19.61	0.10		(1.91)	(1.81)	(0.10)		—	(0.10)		0.00	17.70	(9.2)	260	0.55	2.35	1.76	7
2010	16.52	0.02		3.07	3.09	—		—	—		0.00	19.61	18.7	386	0.09	2.41	1.76	5

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the years ended December 31, 2011 and 2010. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% and 2.00% (Class A), 2.75% and 2.75% (Class C), and 1.75% and 1.75% (Class I), respectively. For the years ended 2014, 2013, and 2012 the effect of interest expense was minimal.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class A
2014	$22.11	$0.36	$0.00 (b)	$0.36	$(0.26)	$(0.11)	—	$(0.37)	—	$22.10	1.6%	$365	1.60%	2.11%	2.02%	63%
2013	19.40	0.01	2.78	2.79	(0.07)	(0.01)	$(0.01)	(0.08)	$0.00	22.11	14.4	332	0.21	2.31	2.00	80
2012	18.75	0.15	0.70	0.85	(0.20)	—	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00	134
2011	20.70	0.50	(1.85)	(1.35)	(0.60)	—	—	(0.60)	0.00	18.75	(6.7)	297	2.47	3.38	2.02	45
2010	18.25	0.40	2.55	2.95	(0.50)	—	—	(0.50)	—	20.70	16.3	1,115	2.16	2.87	2.02	68
Class C
2014	$19.14	$(0.06)	$0.24	$0.18	$(0.24)	$(0.11)	—	$(0.35)	—	$18.97	0.9%	$155	(0.29)%	2.86%	2.77%	63%
2013	17.15	(0.07)	2.16	2.09	(0.09)	(0.01)	$(0.01)	(0.10)	$0.00	19.14	12.2	8	(0.82)	3.06	2.75	80
2012	16.95	0.10	0.20	0.30	(0.10)	—	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75	134
2011	18.80	0.35	(1.75)	(1.40)	(0.45)	—	—	(0.45)	0.00	16.95	(7.6)	42	1.82	4.13	2.77	45
2010	16.65	0.25	2.25	2.50	(0.35)	—	—	(0.35)	—	18.80	15.1	166	1.33	3.62	2.77	68
Class I
2014	$22.13	$0.19	$0.23	$0.42	$(0.31)	$(0.11)	—	$(0.42)	—	$22.13	1.9%	$27,398	0.87%	1.86%	1.77%	63%
2013	19.40	0.03	2.83	2.86	(0.12)	(0.01)	$(0.01)	(0.13)	$0.00	22.13	14.7	2,584	0.49	2.06	1.75	80
2012	18.75	(0.10)	1.00	0.90	(0.25)	—	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75	134
2011	20.70	0.60	(1.90)	(1.30)	(0.65)	—	—	(0.65)	0.00	18.75	(6.4)	55	3.01	3.13	1.77	45
2010	18.30	0.45	2.50	2.95	(0.55)	—	—	(0.55)	—	20.70	16.4	69	2.37	2.62	1.77	68

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013. (See note 8)

††	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.

(b)	Amount represents less than $0.005 per share.

(c)	The Fund incurred interest expense during the years ended December 31, 2014, 2011 and 2010. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 2.01% (Class A), 2.76%, 2.75%, and 2.76% (Class C), and 1.76%, 1.75%, and 1.76% (Class I), respectively. For the years ended December 31, 2013 and 2012, the effect of the interest expense was minimal.

GAMCO Global Series Funds, Inc.

The GAMCO Global Telecommunications Fund-Class A, C, and I Shares

The GAMCO Global Growth Fund-Class A, C, and I Shares

The GAMCO Global Opportunity Fund-Class A, C, and I Shares

The Gabelli Global Rising Income and Dividend Fund-Class A, C, and I Shares

For more information about the Funds, the following documents are available free upon request:

Annual/Semiannual Reports:

Each Fund’s semiannual and audited annual reports to shareholders contain additional information on the Funds’ investments. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

You can obtain free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information, and discuss your questions about the Funds by mail, toll free telephone, or the Internet as follows:

GAMCO Global Series Funds, Inc. One Corporate Center Rye, NY 10580-1422 Telephone: 800-GABELLI (800-422-3554) www.gabelli.com

You can also review and/or copy the Funds’ prospectuses, annual/semiannual reports, and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain text-only copies:

•	Free from the Funds’ website at www.gabelli.com.

•	For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, DC 20549-1520 or by calling 202-551-8090.

•	Free from the EDGAR Database on the SEC’s website at www.sec.gov.

(Investment Company Act File No. 811-07896)